Supplement to PREMIER Accumulation Life Prospectus
                        Supplement dated August 30, 2004
                         to Prospectus dated May 1, 2004

Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively. This name change may be subject to state regulatory approval, and your state may not have approved the name change as of September 1, 2004. See your Policy or contact us for more information.

Our internet address has also changed. If you would like more information about the PREMIER Accumulation Life Variable Life Policy as well as other products and financial services offered by Symetra Life Insurance companies, you can reach us on the Internet at http://www.symetra.com.

The section titled SAFECO LIFE on Page 23 is replaced by the following:

SYMETRA LIFE

Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington law on January 23, 1957 under the name Safeco Life Insurance Company. On September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York.

On or about August 2, 2004, Symetra Financial Corporation, (formerly Occum Acquisition Corp.) a holding company formed by a group of investors led by White Mountains Insurance Group, Ltd. and Berkshire Hathaway Inc., became the owner of Safeco Life. This change of ownership will have no effect on your rights as a contract owner.
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               Supplement to PREMIER Accumulation Life Prospectus
                       Statement of Additional Information
                        Supplement dated August 30, 2004
                            to SAI dated May 1, 2004



Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively.


The first paragraph of the section titled GENERAL INFORMATION on Page 1 is replaced by the following:

                               GENERAL INFORMATION

As of August 2, 2004, Safeco Life Insurance Company ("the Company", "we", and "us"), is a wholly owned subsidiary of Symetra Financial Corporation, (formerly Occum Acquisition Corp.) a holding company whose subsidiaries are engaged primarily in insurance and financial services businesses.